                             GT GLOBAL EQUITY FUNDS

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997
                   SUPPLANTING SUPPLEMENT DATED MARCH 3, 1998

--------------------------------------------------------------------------------

THE FOLLOWING SUPPLEMENTS, AS APPLICABLE, THE DISCUSSION UNDER "INVESTMENT OBJECTIVES AND POLICIES," "HOW TO INVEST," "MANAGEMENT" AND "OTHER INFORMATION" WITH RESPECT TO G.T. GLOBAL GROWTH SERIES (THE "COMPANY"), GROWTH PORTFOLIO (THE "PORTFOLIO") AND EACH FUND:

On January 30, 1998, Liechtenstein Global Trust, AG ("LGT"), the indirect parent organization of GT Global, Inc. and Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes Chancellor LGT (the "Purchase"). AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the purchase is subject to a number of contingencies, including regulatory approvals. The transaction would constitute an assignment of, and thereby result in the termination of, the Company's investment management agreement with Chancellor LGT. Accordingly, the Company's and Portfolio's Boards of Trustees have approved, subject to shareholder approval, new investment management and administration agreements between A I M Advisors, Inc. ("A I M"), a wholly-owned subsidiary of AMVESCAP, and the Portfolio or Company, as applicable, and sub-advisory and sub-administration agreements between A I M and Chancellor LGT, which will become a separate, indirect wholly-owned subsidiary of AMVESCAP. Under the new agreements, A I M would serve as investment manager and administrator and Chancellor LGT would serve as investment sub-adviser and sub-administrator of the Portfolio or Company, as applicable. In addition to shareholder approval, implementation of the new investment advisory arrangements is contingent upon the consummation of the Purchase.

The Board of Trustees of the Company has also approved the following matters, subject to shareholder approval:

1. The adoption of compensation-type Rule 12b-1 plans of distribution for each Fund that would replace each Fund's current reimbursement-type Rule 12b-1 plans of distribution.

2.  Amendments to the fundamental investment restrictions of each Fund.

3. The reorganization of the Company from a Massachusetts business trust into a Delaware business trust.

In addition, the Board has approved new distribution agreements for the Funds pursuant to which A I M Distributors, Inc. ("A I M Distributors"), a wholly-owned subsidiary of A I M, would serve as each Fund's principal underwriter. In connection with the appointment of A I M Distributors as each Fund's principal underwriter, each Fund's Class A shares would be sold subject to a sales charge determined in accordance with the following amended schedule:

                                                            INVESTOR'S SALES CHARGE               DEALER CONCESSION
                                                  --------------------------------------------  ---------------------
AMOUNT OF                                          AS A PERCENTAGE OF     AS A PERCENTAGE OF     AS A PERCENTAGE OF
INVESTMENT IN                                          THE PUBLIC           THE NET AMOUNT           THE PUBLIC
SINGLE TRANSACTION                                   OFFERING PRICE            INVESTED            OFFERING PRICE
------------------------------------------------  ---------------------  ---------------------  ---------------------
Less than $25,000...............................             5.50%                  5.82%                  4.75%
$25,000 but less than $50,000...................             5.25                   5.54                   4.50
$50,000 but less than $100,000..................             4.75                   4.99                   4.00
$100,000 but less than $250,000.................             3.75                   3.90                   3.00
$250,000 but less than $500,000.................             3.00                   3.09                   2.50
$500,000 but less than $1,000,000*..............             2.00                   2.04                   1.60

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*    Purchases of  $1,000,000 or more will  be at net asset  value, subject to a contingent deferred sales charge of 1% if shares are redeemed prior to 18 months from the date such shares were purchased.

                                     [LOGO]

Implementation of the new distribution arrangements is contingent upon (1) shareholder approval of the new investment advisory arrangements and the new Rule 12b-1 plans; and (2) the consummation of the Purchase.

A special meeting of shareholders of the Company will be held on May 20, 1998 to consider and vote on, among other proposals, the matters noted above that require shareholder approvals. If the matters are approved by shareholders and the Purchase consummated, it is anticipated that the changes described above will become effective on or about June 1, 1998.

THE FOLLOWING REVISES AND SUPERSEDES THE DISCUSSION UNDER "HOW TO INVEST -- PURCHASING CLASS A SHARES -- SALES CHARGE WAIVERS -- CLASS A SHARES" WITH RESPECT TO EACH FUND:

As of August 1, 1997, the Class A share sales charge waiver described under section (xiii) is no longer available.

WITH RESPECT TO EACH FUND, SALES CHARGE WAIVERS (VII) AND (XI) DESCRIBED UNDER "HOW TO INVEST -- PURCHASING CLASS A SHARES -- SALES CHARGE WAIVERS -- CLASS A SHARES" ARE SUPERSEDED BY THE FOLLOWING WAIVERS:

(vii) Registered investment advisers, trust companies and bank trust departments exercising DISCRETIONARY investment authority with respect to the money to be invested in the GT Global Mutual Funds provided that the aggregate amount invested pursuant to this sales charge waiver is at least $500,000.

(xi) Accounts for which a financial institution or broker/dealer charges an account management fee, provided the financial institution or broker/dealer has entered into an agreement with GT Global regarding such accounts.

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "HOW TO INVEST -- PURCHASING CLASS B SHARES" WITH RESPECT TO EACH FUND:

Upon redemption, Class B shares of a Fund that were acquired pursuant to the exchange privilege during a tender offer by GT Global Floating Rate Fund ("Floating Rate Fund") will be subject to a contingent deferred sales charge equivalent to the early withdrawal charge on the common stock of the Floating Rate Fund, as set forth in the current prospectus for the Floating Rate Fund. The purchase of shares of a Fund will be deemed to have occurred at the time of the initial purchase of the Floating Rate Fund's common stock.

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO GT GLOBAL AMERICA MID CAP GROWTH FUND ("AMERICA MID CAP FUND") AND GT GLOBAL EUROPE GROWTH FUND ("EUROPE GROWTH FUND"):

Brent W. Clum is the Portfolio Manager for the America Mid Cap Fund. Mr. Clum has been a Portfolio Manager for Chancellor LGT since 1997. From 1995 to 1997, Mr. Clum was a Senior Equity Research Analyst for Chancellor LGT. Prior thereto, Mr. Clum was a Vice President and Analyst at T. Rowe Price from 1990 to 1995. Mr. Clum is a Chartered Financial Analyst and a Certified Public Accountant.

Nicholas S. Train and Nicholas J. Ford are the Portfolio Managers for the Europe Growth Fund. Mr. Train has been Head of investment for the United Kingdom and Europe for Chancellor LGT and LGT Asset Management PLC (London) ("LGT Asset Management"), an affiliate of Chancellor LGT, since 1996. Prior thereto, Mr. Train was a Portfolio Manager for Chancellor LGT and LGT Asset Management from 1984 to 1996. Mr. Ford has been a Portfolio Manager for Chancellor LGT since February 1998, and a Portfolio Manager for LGT Asset Management since 1996. From 1994 to 1996, Mr. Ford was a Director of Equities for Lehman Brothers Global Asset Management PLC (London). Prior thereto, he was a Portfolio Manager and Head of European Equities for Hill Samuel Investment Management PLC (London) from 1990 to 1994.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. (San Francisco), and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, Mr. Clum was an employee only of Chancellor Capital.

EQUST803M                                                         March 25, 1998